UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 2, 2014

DELMARVA POWER & LIGHT COMPANY
(Exact name of registrant as specified in its charter)

Delaware and Virginia	001-01405	51-0084283
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 North Wakefield Drive, 2nd Floor, Newark, DE	19702
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(202) 872-2000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Delmarva Power & Light Company (the Company) has entered into a Purchase Agreement, dated June 2, 2014 (the Purchase Agreement), with Morgan Stanley & Co. LLC and SunTrust Robinson Humphrey, Inc., as representatives of the several underwriters named therein, for the offer and sale of $200,000,000 aggregate principal amount of the Company’s First Mortgage Bonds, 3.50% Series due November 15, 2023 (the New Bonds). The Company previously issued $300,000,000 in aggregate principal amount of First Mortgage Bonds, 3.50% Series due November 15, 2023 on November 15, 2013 (the Original Bonds, and together with the New Bonds, the 3.50% Bonds). Upon issuance of the New Bonds, the outstanding principal amount of the 3.50% Bonds will be $500,000,000. The New Bonds are being issued in an underwritten offering registered on a Registration Statement on Form S-3 (Registration No. 333-190917-02), which was filed with the Securities and Exchange Commission on August 30, 2013. The Purchase Agreement is filed herewith as Exhibit 1.1.

The New Bonds will have terms that are identical to the terms of the Original Bonds and have the same CUSIP number and will be fungible with the Original Bonds. The New Bonds are initially being offered to the public at a price of 102.132% of the principal amount, which does not give effect to accrued interest from May 15, 2014 to, but excluding, the issuance date. At the closing of the offering, which is scheduled to occur on June 9, 2014, the Company will realize, after deduction of the underwriting discount of 0.65% of the principal amount and before deduction of offering expenses, and not including accrued interest paid by the purchasers, net proceeds of approximately $203.0 million.

The New Bonds will be issued under the Mortgage and Deed of Trust, dated October 1, 1943, between the Company and The Bank of New York Mellon, as trustee (the Mortgage Trustee), as amended and supplemented from time to time, including pursuant to the One Hundred and Twelfth Supplemental Indenture, dated as of November 7, 2013, establishing the terms of the 3.50% Bonds (the Original Supplemental Indenture), and the One Hundred and Fourteenth Supplemental Indenture, dated as of June 2, 2014 (the Reopening Supplemental Indenture), relating to the issuance of the New Bonds (the Mortgage). Subject to the exceptions and limitations contained in the Mortgage, the New Bonds will be secured, together with all bonds now or hereafter issued, under the Mortgage, by a first lien (subject to the conditions and limitations in the instruments through which the Company claims title to its properties and to excepted encumbrances under the Mortgage) on substantially all of the Company’s real and personal property and franchises. A copy of the Original Supplemental Indenture was filed as Exhibit 4.2 to the Company’s Current Report on Form 8-K filed November 8, 2013 and a copy of the Reopening Supplemental Indenture is filed herewith as Exhibit 4.3. The Original Supplemental Indenture includes the form of 3.50% Bonds.

The Company may redeem all or any portion of the 3.50% Bonds at its option, at any time prior to their maturity, at the redemption price described below. The Company will give notice of its intent to redeem the 3.50% Bonds at least 30 days, but no more than 90 days, prior to the redemption date. If the Company redeems all or any part of the 3.50% Bonds as described above prior to August 15, 2023, the Company will pay a redemption price equal to the greater of (i) 100% of the principal amount of the 3.50% Bonds being redeemed; and (ii) a make-whole amount as set forth in the Original Supplemental Indenture, plus, in each case, accrued and unpaid interest on such 3.50% Bonds to, but not including, the redemption date. If the Company redeems all or any part of the 3.50% Bonds on or after August 15, 2023, the Company will pay a redemption price equal to 100% of the principal amount of the 3.50% Bonds being redeemed plus accrued and unpaid interest thereon.

The Company intends to use the net proceeds of the offering to repay its outstanding commercial paper obligations and for general corporate purposes. As of May 30, 2014, the Company had $163.5 million of commercial paper outstanding with a weighted average interest rate of 0.25%.

The legality opinion of Kevin C. Fitzgerald, Executive Vice President and General Counsel of the Company, relating to the issuance of the New Bonds, is filed herewith as Exhibit 5.1.

In the ordinary course of business, the underwriters and their respective affiliates have from time to time performed and may in the future perform various financial advisory, commercial banking, investment banking, asset leasing and treasury services for the Company and its affiliates, for which they received, or will continue to receive, customary fees or compensation. In addition, affiliates of certain of the several underwriters are lenders under the Company’s primary credit facility and are dealers under the Company’s commercial paper program.

The underwriters and their respective affiliates may also, in the ordinary course of their various business activities, make or hold a broad array of investments and actively trade debt and equity securities (or related derivative securities) and financial instruments (including bank loans) for their own account and for the accounts of their customers, and such investment and securities activities may involve securities and instruments of the Company or its affiliates. Certain of the underwriters and their affiliates that have a lending relationship with the Company routinely hedge, and certain other of those underwriters or their affiliates may hedge, their credit exposure to the Company consistent with their customary risk management policies. The underwriters and their respective affiliates may also make investment recommendations or publish or express independent research views in respect of such securities or financial instruments and may at any time hold, or recommend to clients that they acquire, long or short positions in such securities and instruments.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are filed herewith:

Exhibit No.	Description of Exhibit

1.1	Purchase Agreement, dated June 2, 2014, among the Company, Morgan Stanley & Co. LLC and SunTrust Robinson Humphrey, Inc., as representatives of the several underwriters named therein

4.1	Form of First Mortgage Bond, 3.50% Series due November 15, 2023 (incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K filed on November 8, 2013)

4.2	One Hundred and Twelfth Supplemental Indenture, dated as of November 7, 2013, with respect to the Mortgage and Deed of Trust, dated October 1, 1943 (incorporated by reference to Exhibit 4.2 to the Company’s Current Report on Form 8-K filed on November 8, 2013)

4.3	One Hundred and Fourteenth Supplemental Indenture, dated as of June 2, 2014, with respect to the Mortgage and Deed of Trust, dated October 1, 1943

5.1	Opinion of Kevin C. Fitzgerald, Esq.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DELMARVA POWER & LIGHT COMPANY

Date: June 3, 2014	/s/ David M. Velazquez
Name: David M. Velazquez
Title: President and Chief Executive Officer

INDEX TO EXHIBITS FILED HEREWITH

Exhibit No.	Description of Exhibit

1.1	Purchase Agreement, dated June 2, 2014, among the Company, Morgan Stanley & Co. LLC and SunTrust Robinson Humphrey, Inc., as representatives of the several underwriters named therein

4.1	Form of First Mortgage Bond, 3.50% Series due November 15, 2023 (incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K filed on November 8, 2013)

4.2	One Hundred and Twelfth Supplemental Indenture, dated as of November 7, 2013, with respect to the Mortgage and Deed of Trust, dated October 1, 1943 (incorporated by reference to Exhibit 4.2 to the Company’s Current Report on Form 8-K filed on November 8, 2013)

4.3	One Hundred and Fourteenth Supplemental Indenture, dated as of June 2, 2014, with respect to the Mortgage and Deed of Trust, dated October 1, 1943

5.1	Opinion of Kevin C. Fitzgerald, Esq.

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